Exhibit 10.2

THIS NOTE AND THE SECURITIES ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) SUCH TRANSACTION IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR (2) THE COMPANY IS PROVDED WITH AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, STATING THAT SUCH TRANSACTION IS IN COMPLIANCE WITH EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. NO TRANSFER OF ANY INTEREST IN THIS NOTE OR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE EFFECTED WITHOUT FIRST SURRENDERING THIS NOTE TO THE COMPANY OR ITS TRANSFER AGENT.

UNSECURED CONVERTIBLE PROMISSORY NOTE

Amount $_____________	April 28, 2023

FOR VALUE RECEIVED, Peak Bio, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of _________________(together with his, her, or its permitted successors and assigns, hereinafter referred to as the “Holder”), the principal sum of __________________ and No/100 Dollars ($_______) (the “Principal”) together with interest thereon from the date of this note (this “Note” together with the other notes sold in this Offering, the “Notes”). Interest shall accrue on the unpaid principal balance of this Note at a rate equal to six percent (6%) per annum from the Closing Date. This Note is issued pursuant to that certain Subscription Agreement of even date herewith, by and between the Company and the Holder (the “Subscription Agreement”), and capitalized terms not defined herein will have the meanings set forth in the Subscription Agreement.

1) Payment. All payments will be made in lawful money of the United States of America by same day wire transfer of immediately available funds to an account designated by Holder in writing to the Company at least five (5) business days prior to the date of any payment. Payment will be credited first to accrued interest due and payable, with any remainder applied to principal. The principal and interest may be prepaid by the Company.

2) Maturity Date. The aggregate unpaid principal amount of this Note, plus all accrued and unpaid total interest thereon, shall be due and payable on ______________, 20231 (the “Maturity Date”).

3) Voluntary Conversion. At any time and from time to time after the date hereof the Holder shall have the right to convert the unpaid Principal of the Note, in whole or in part, together with any related accrued but unpaid interest, into shares of the Company’s Common Stock at a price per share equal to $0.60 by providing the Notice of Conversion attached hereto as Exhibit A to the Company; provided, however, that The Holder agrees that no fractional shares shall be issued upon conversion of this Note and the right to receive cash in lieu of any fractional share is waived.

4) No Security Interest. This Note is an unsecured obligation of the Company and the Holder does not have any security interest in any of the assets of the Company or payment priority to any lender holding a security interest.

5) Default. The occurrence of any one or more of the following events shall constitute an “Event of Default:”

[1]	Six months from the date of issuance.

a)

The Company shall fail to pay, when due, any principal, interest, or other sums payable under either this Note or the Subscription Agreement, which failure shall continue for a period of ten (10) days;

b)

The breach by the Company of any covenant or agreement of the Company in this Note (other than a covenant or agreement a default in the performance of which is specifically provided for elsewhere in this Section 5), and the continuance of such default for a period of ten (10) days after there has been given to the Company by the Holder a written notice specifying such default and requiring it to be remedied;

c)	The breach by the Company of any material covenant, agreement, representation or warranty of the Company contained in Section 5 of the Subscription Agreement;

d)

The entry of a decree or order by a court having jurisdiction adjudging the Company as bankrupt or insolvent; or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 calendar days;

e)

The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors; or

f)

The Company seeks the appointment of a statutory manager or proposes in writing or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or any group or class thereof or files a petition for suspension of payments or other relief of debtors or a moratorium or statutory management is agreed or declared in respect of or affecting all or any material part of the indebtedness of the Company;

g)

Any cessation of operations by the Company or the Company admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Company’s ability to continue as a “going concern” shall not be an admission that the Company cannot pay its debts as they become due;

h)

The Company attempts to assign this Note without the prior written consent of the Holder or consolidates with or merges into any other entity or transfers all or substantially all of its assets to any person or entity by operation of law or otherwise;

6) Remedies. If any Event of Default described in Section 5 occurs, then the Note will become immediately due and payable without notice or presentment, and until such amounts as are due and payable on the Note is paid, the rate of Interest will be increased from 6% per annum to 10% per annum.

7) Amendments and Waivers; Resolutions of Dispute; Notice. Except as explicitly set forth herein, any amendment or waiver of any term of this Note, the resolution of any controversy or claim arising out of or relating to this Note, and the provision of notice between the Company and the Holder will be governed by the terms of the Subscription Agreement.

8) Successors and Assigns. This Note applies to, inures to the benefit of, and binds the respective successors and permitted assigns of the parties hereto. Any transfer of this Note may be effected only pursuant to the Subscription Agreement and by surrender of this Note to the Company and reissuance of a new note to the transferee.

9) Limitation on Interest. In no event will any interest charged, collected, or reserved under this Note exceed the maximum rate then permitted by applicable law, and if any payment made by the Company under this Note exceeds such maximum rate, then such excess sum will be credited by the Holder as a payment of principal.

10) Governing Law. This Note will be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule.

The undersigned expressly waives any presentment, demand, protest, notice of default, notice of intention to accelerate, notice of acceleration, or notice of any other kind except as expressly provided in the Subscription Agreement.

PEAK BIO, INC.

By:
Its:

AGREED AND ACKNOWLEDGED:

HOLDER:

By:

EXHIBIT A

NOTICE OF CONVERSION

(please print)

To:	PEAK BIO, INC.

1. In accordance with that certain Unsecured Convertible Promissory Note issued by PEAK BIO, INC. to _______________________ on _________, 2023 (the “Promissory Note”), the undersigned hereby elects to convert $___________ of the principal amount of the Promissory Note, together with any related accrued but unpaid interest, into shares of the Company’s Common Stock (the “Shares”); provided that, it is agreed that no fractional shares shall be issued upon conversion of the Promissory Note and the right to receive cash in lieu of any fractional share has been waived.

2. Please issue the Shares in book entry form in the name of the undersigned or in such other name or names as are specified below:

____________________________
(Name)
____________________________
____________________________
(Address)

3. The undersigned represents that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Shares.

4. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Promissory Note.

(Signature)

____________________
(Date)
Contact telephone:
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